Exhibit 99.1

0 Investor Presentation May 2021

DISCLAIMER

First Hawaiian, Inc.

Forward-Looking Statements

This presentation contains, and from time-to-time in connection with this presentation our management may make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements reflect our views at such time with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "projection," "would," "annualized," and "outlook," or the negative version of these words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, and any such forward-looking statements are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. can be found in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2020, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which are available on our website (www.fhb.com) and the SEC's website (www.sec.gov). Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Use of Non-GAAP Financial Measures

The information provided herein includes certain non-GAAP financial measures. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the appendix of this presentation.

Other

References to "we," "us," "our," "FHI," "FHB," "Company," and "First Hawaiian" refer to First Hawaiian, Inc. and its consolidated subsidiaries.

1

STATE OF HAWAII UPDATE

First Hawaiian, Inc.

STATE OF HAWAII COVID 19 TRENDS

AVERAGE DAILY NEW CASES (Last 7 days)
67

TEST POSITIVITY RATE (Last 7 days)
1.4%

Source: https://hiema-hub.hawaii.gov/pages/covid-dashboard as of 5/14/21

DAILY AVERAGE VISITOR ARRIVALS[1]



(thousands)
1.0
3.2
7.4
9.3
6.9
10.2
16.7
19.1
21.2
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
MTD May

Source: https://hawaiicovid19.com/travel/data/
(1) MTD May through 5/14/21

STATE OF HAWAII VACCINATION PROGRESS

TOTAL DOSES ADMINISTERED[1]
1,362,417
(Total population est: 1,415,857)

PERCENT OF POPULATION 18+ RECEIVING AT LEAST ONE DOSE[1]
53%

PERCENT OF POPULATION 18+ FULLY VACCINATED[1]
45%

Source: https://health.hawaii.gov/coronavirusdisease2019/what-you-should-know/current-situation-in-hawaii/#vaccine as of 5/14/21
(1) Includes vaccine administered by State of Hawaii Department of Health and hospitals statewide, Department of Defense, and Federal Programs for Nursing Homes and Long Term Care Facilities

HAWAII ECONOMIC INDICATORS

STATE UNEMPLOYMENT RATE
- March seasonally-adjusted unemployment rate: 9.0%

OAHU RESIDENTIAL REAL ESTATE
(YTD through 4/30/21)
- Median single-family home sale price: $920k, +16.7% vs prior year
- Median condominium sale price: $451k, +3.9% vs prior year

Sources: US Department of Labor – Bureau of Labor Statistics, Honolulu Board of Realtors

2

Q1 2021 HIGHLIGHTS 1 (1) Comparisons to Q4 2020 (2) ROATA and ROATCE are non GAAP financial measures. A reconciliation of average tangible assets and average tangible stockhold ers ’ equity to the comparable GAAP measurements is provided in the appendix of this slide presentation. (3) Declared on April 21, 2021. Payable June 4, 2021 to shareholders of record at close of business on May 24, 2021. 3 • Net income $57.7 mm • Originated over 3,600 PPP loans for $459 mm • Grew deposits $906 mm, 3 bp decrease in cost of deposits • Excellent credit quality, no provision taken • Well capitalized: 12.82% CET1 ratio • Declared $0.26 / share dividend Q1 2021 Q4 2020 Net Income ($mm) $57.7 $61.7 Diluted EPS $0.44 $0.47 Net Interest Margin 2.55% 2.71% Efficiency Ratio 55.5% 46.6% ROA / ROATA 2 1.02% / 1.07% 1.09% / 1.14% ROE / ROATCE 2 8.58%/13.51% 8.99%/14.14% Tier 1 Leverage Ratio CET 1 Capital Ratio Total Capital ratio 7.90% 12.82% 14.07% 8.00% 12.47% 13.73% Dividend 3 $0.26 / share $0.26 / share

DIGITAL TRANSFORMATION RELATIONSHIP BANKING REIMAGINED 4 Sound advice and guidance powered by scalable, digital service with a focus on Customer Experience: New and Enhanced • FHB.com • Personal Financial Management Platform • Mobile and Online Banking Data - driven Banking Experiences unlocks customer opportunity • Digital engagement creates a richer customer transaction and behavior data set; ongoing analysis of that data set reveals needs, preferences, and opportunities that we can deliver digitally or via banker engagement Trust and Relationship: • Trust is our competitive advantage in an environment where bank and non - bank competitors pursue our customers • Continue to develop deep, meaningful relationships through In - Person and Digital Banking to provide access, convenience and personalized service • Core Conversion built on microservices and open API framework • Customer Data Platform – 360 view of customer data

5 BEST IN CLASS FHB MOBILE APP USING TECHNOLOGY TO PROVIDE A COMPLETE FINANCIAL OVERVIEW, ADVICE, AND GUIDANCE TO ALL CUSTOMERS Key Features • Aggregate and View Non - FHB Accounts (i.e. Checking and Savings, Brokerage, Credit Card) • Budget and Track Spending by Category, Across All Accounts • Receive Personalized Insights Based on Transaction History • Learn more at FHB.com/Mobile Banking

INVESTMENT HIGHLIGHTS 6 Strong, Consistent Financial Performance Leading Position In Attractive Market Experienced Leadership Team High Quality Balance Sheet Proven Through The Cycle Performance Well - Capitalized With Attractive Dividend 1 2 3 4 5 6

STRONG PERFORMER IN ATTRACTIVE MARKET

First Hawaiian, Inc.

Branch Presence


54 branches
Kauai
Niihau
Oahu
Honolulu
Molokai
Maui
Lanai
Kahoolawe
Hawaii Island
Saipan
Guam

Company Highlights

- ✓ Oldest and largest Hawaii-based bank
- ✓ Full service community bank with complete suite of products & services
- ✓ #1 deposit market share in Hawaii since 2004
- ✓ Largest Hawaii-based lender
- ✓ $16.3 bn assets under administration as of 1Q21
- ✓ Proven through the cycle and outstanding operating performance

Financial Overview – 1Q 2021 YTD ($ billions)

Market Cap	*$3.7*	*Loans*	*$ 13.3*
Assets	*$ 23.5*	*Deposits*	*$ 20.1*

ROATCE(2), (4)


13.5%
16.9%
FHB
Peer Median(1)

ROATA(2), (4)


1.1%
1.5%
FHB
Peer Median(1)

Efficiency Ratio(2), (3)


55.5%
56.5%
FHB
Peer Median(1)

Cost of Deposits


8 bps
18 bps
FHB
Peer Median(1)

NALs / Loans


0.07%
0.49%
FHB
Peer Median(1)

Dividend Yield (5)


3.62%
2.32%
FHB
Peer Median(1)

Source: Public filings and S&P Global Market Intelligence as of 14-May-2021
Note: Financial data as of 31-Mar-2021. Market data as of 14-May-2021.

(1) Top quartile is based on public banks $10–$50bn in assets constituted as of 31-Dec-2020; excludes merger targets.
(2) FHB ratios shown as core. Core operating measures exclude certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix.
(3) Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix.
(4) ROATA (Return On Average Tangible Assets) and ROATCE (Return on Average Tangible Common Equity) are non-GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix.
(5) Dividend yield based on dividend paid in 1Q 2021 and closing market price as of 14-May-2021.

7

DESPITE NEAR - TERM CHALLENGES, THE FUNDAMENTAL STRENGTHS OF HAWAII’S ECONOMY REMAIN INTACT 8 • Attractive destination for domestic and international travelers • Attractive alternative for travelers concerned about international travel • Well - developed visitor industry infrastructure • High quality medical care • Strategically important • Headquarters of US Indo - Pacific Command and regional component commands: Army, Navy, Air Force, Marines • Estimated total defense spending in Hawaii in 2019: $7.5 bn (3) • The defense economy is the second largest sector of Hawaii’s economy at 7.7% of state GDP (3) • Over 50k active duty, National Guard and Reserve personnel stationed in Hawaii (3) • Almost 20k civilian employees (3) Government 20% Real Estate 20% Residential RE 23% Other 15% Transportation & Warehousing 5% Entertainment 10% Professiona l 9 % Construction 6% Retail Trade 7 % Healthcare & Education 8% Hawaii GDP by Industry (2019) (1) Visitor spending is ~19% of Hawaii GDP (2) (1) US Bureau of Economic Analysis (2) Based on $17.9bn of 2019 visitor spending according to Hawaii Department of Business, Economic Development and Tourism. Fundamental Strengths (3) defenseeconomy.hawaii.gov

Source: Public filings and S&P Global Market Intelligence as of 14 - May - 2021 Note: Financial data as of 31 - Mar - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020; excludes merger targets. (1) FHB ratios shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcilia tions of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) ROATCE (Return on Average Tangible Common Equity) is a non - GAAP financial measure. A reconciliation to the comparable FHB GAAP measure is provided in the appendix. 12.0% 19.6% 13.5% 10.1% 16.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 46.7% 55.5% 61.9% 56.5% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 STRONG PERFORMANCE THROUGH THE CYCLE 9 Through the Cycle Credit Performer Strong Expense Mgmt. Culture (1) Consistent Record of Profitability (1) Consistent Deposit Growth ($ bn ) Steady, Balanced Loan Growth ($ bn ) $6.5 $13.3 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE (2) 1Q21 Cost of Deposits: 0.08% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.16% 0.63% 0.14% 0.40% 2.94% 0.58% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 $9.1 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 $20.1

$ 356 $ 342 $ 341 $ 332 $ 325 $ 359 $ 385 $ 411 $ 406 $ 370 $ 77 $ – $ 50 $ 100 $ 150 $ 200 $ 250 $ 300 $ 350 $ 400 $ 450 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 1.39% 1.51% 0.91% 1.07% 0.92% 1.37% 1.03% 1.48% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 CONSISTENT TRACK RECORD OF STRONG PROFITABILITY 10 Source: Public filings and S&P Global Market Intelligence, as of 14 - May - 2021 Note: Financial data as of 31 - Mar - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020; excludes merger targets. (1) FHB measures shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcil iations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) PTPP (Pre - Tax, Pre - Provision) income, ROATA (Return On Average Tangible Assets) and ROATCE (Return On Average Tangible Common Eq uity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. 12.0% 11.8% 12.3% 11.8% 11.3% 13.8% 14.9% 19.6% 18.1% 13.5% 10.1% 11.4% 12.0% 11.8% 11.9% 12.6% 11.5% 15.7% 14.8% 16.9% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 Year Ended December 31 Core Pre - Tax, Pre - Provision Earnings ($mm) (1) ROATA (1),(2) Stable Earnings Drivers ROATCE (1),(2) Year Ended December 31 Consistent PTPP Earnings Consistent History of Strong Profitability First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 ▪ Leading loan and deposit position in attractive market ▪ Consistent underwriting standards with proven performance through the credit cycle ▪ Demonstrated history of disciplined expense management

0.21% 0.73% 0.14% 0.10% 1.10% 0.09% 0.00% 0.50% 1.00% 1.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management 11 Year Ended December 31 0.16% 0.63% 0.14% 0.40% 2.94% 0.58% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 As of December 31 1.43% 1.51% 1.18% 1.98% 1.39% 0.50% 1.00% 1.50% 2.00% 2.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 71.4x 22.0x 3.7x 2.6x '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 As of December 31 As of December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial, available as of 14 - May - 2021 Note: Financial data as of 31 - Mar - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non - Accrual Loans 75.0x 30.0x 20.0x 10.0x 40.0x

3.6% 2.3% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets WELL CAPITALIZED WITH AN ATTRACTIVE DIVIDEND, ANNOUNCED $75MM STOCK REPURCHASE PROGRAM 12 Source: Public filings and S&P Global Market Intelligence as of 14 - May - 2021 Note: Financial data as of 31 - Mar - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020, excludes merger targets. Percentages m ay not total due to rounding. (1) Dividends and share repurchases are subject to approval of FHI’s board of directors, future capital needs and regulatory appr ov als. (2) Dividend yield (MRQ) based on 1Q 2021 paid dividend and market data as of 14 - May - 2021. Robust Capital Position Attractive Dividend Yield (1)(2) Capital Management Approach 12.8% 12.4% 1.3% 2.3% 14.1% 15.2% FHI 1Q21 Public U.S. Banks with $10-$50bn of Assets Tier 2 NCT1 CET 1 Tier 1 Leverage 7.9% 9.3% ▪ Retain sufficient earnings to support growth and maintain strong capital levels ▪ Held dividend at $0.26/share in Q1 ▪ On February 8, 2021 announced stock repurchase program for up to $75 million of common stock during 2021 ▪ Repurchased 0.3 million shares at a total cost of $9.5 million under the stock repurchase program in Q1

13 Appendix

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full service community bank focused on building relationships with our customers

Commercial Lending

- Largest commercial lender in Hawaii
- 56 commercial bankers[2]
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- #1 deposit market share in Hawaii (35.0%)[1]
- Retail deposit products offered through branch, online, mobile, and direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

First Hawaiian, Inc.

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 159,000 accounts with more than $1.9bn annual spend[2]
- Consumer, small businesses, and commercial cards
- Issuer of MasterCard

Wealth Management

- $16.3 bn of AUA[3] and 31 financial advisors[2]
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management16.3

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 4,600 terminals processed ~32.0mm transactions in 2020
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-2020
(2) As of 31-Dec-2020
(3) As 31-Mar-2021

14

THE LEADER IN HAWAII

First Hawaiian, Inc.

The banking market in Hawaii is dominated by local banks, with the top 4 banks accounting for ~93% of deposits

	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank
Branches	54	63	42	31
FTEs	2,090	2,058	1,071	816
Assets ($bn)	23.5	21.9	8.7	7.0
Loans ($bn)	13.3	12.1	5.3	5.1
Deposits ($bn)	20.1	19.6	7.8	6.2
YTD 1Q 2021 ROATCE	13.5%[(1),(2)]	18.1%	18.1%	13.3%
YTD 1Q 2021 ROATA	1.07%[(1),(2)]	1.15%	1.41%	1.09%

Loan Portfolio


Commercial
Commercial RE
Residential RE
HELOC
Consumer & Other
12%
6%
23%
28%
31%
10%
16%
13%
35%
26%
4%
13%
18%
43%
22%
9%
11%
22%
33%
25%

Deposit Portfolio


Transaction Accounts
Savings / MMDA
Time Deposits
11%
41%
48%
8%
38%
54%
7%
5%
88%
15%
32%
53%

Hawaii Deposits[3]	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank
Rank	#1	#2	#3	#4
Share	35.0%	32.2%	13.9%	11.4%

Sources: S&P Global Market Intelligence, FDIC, SEC and company filings. Company filings used for peers where available, otherwise regulatory data used.
Note: Financial data as of 31-Mar-2021.
(1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non-GAAP financial measures. Reconciliations to the comparable FHB GAAP measures are provided in the appendix.
(2) FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one-time items. See reconciliation of core net income to the comparable FHB GAAP measure in the appendix.
(3) Deposit market share based on FDIC data as of 30-Jun-2020.

15

$ 141 $ 144 $ 145 $ 146 $ 143 $ 140 $ 139 $ 128 $ 134 $ 135 $ 129 3.61% 3.77% 3.85% 3.88% 3.79% 3.66% 3.57% 2.84% 2.86% 2.83% 2.66% 0.47% 0.48% 0.56% 0.57% 0.54% 0.44% 0.38% 0.19% 0.13% 0.11% 0.08% 3.11% 3.23% 3.23% 3.25% 3.19% 3.15% 3.12% 2.58% 2.70% 2.71% 2.55% 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Net Int Inc. Earning Asset Yield Cost of Deposits NIM MANAGING NIM THROUGH A CHALLENGING INTEREST RATE ENVIRONMENT 16 Actively Managing Funding Costs ▪ Active repricing of high - cost commercial and consumer deposit accounts has helped to partially offset the impact of the low interest rate environment on asset yields ▪ Cost of deposits declined 36 basis points from 4Q 2019 to 1Q 2021 ▪ $400mm of FHLB fixed - rate advances with a weighted average rate of 2.84% allowed to mature and roll off during 2020 ▪ Actively working to reduce average cash balances ▪ Hawaii banks experience more favorable deposit behavior than national banks across all rate cycles (see slide 24) NIM Negatively Impacted by Excess Liquidity

$8.9 $9.1 $9.4 $10.2 $10.5 $12.2 $12.9 $13.6 $14.7 $16.1 $16.8 $17.6 $17.2 $16.4 $19.2 $20.1 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 Demand 41% Money Market 18% Savings 26% Time 9% SOLID, LOW - COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low - cost deposit base Deposits: $20.1bn 1Q21 Cost of Deposits: 0.08% Year Ended December 31 Deposit Portfolio Composition Consistent Deposit Growth ($bn) Best - in - Class Cost of Deposits 0.87% 1.92% 0.08% 1.71% 2.97% 0.18% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 Source: Public filings and S&P Global Market Intelligence, as of 14 - May - 2021 Note: Financial data as of 31 - Mar - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020; excludes merger targets. ~6% of Total Deposits are Public Deposits Public Savings 4% $1.5 bn reduction in Public Time Deposits in 2018 and 2019 Public Time 2% ▪ In 2018 and 2019 we reduced the balance of public time deposits by about $1.5bn as part of our balance sheet optimization strategy ▪ Consumer and Commercial deposits increased by $2.1 bn, or 13.9%, in 2020. Increases were in transaction, savings, and money market accounts ▪ Total public deposits increased by $634mm in 2020, driven by increase in operating accounts due to CARES Act funding. Growing Consumer and Commercial Deposits, Reducing Public Time Deposits 17

$6.4 $6.5 $7.9 $8.0 $8.3 $8.3 $9.0 $9.5 $10.0 $10.7 $11.5 $12.3 $13.1 $13.2 $13.3 $13.3 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 1Q21 STEADY ORGANIC GROWTH AND BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio 18 Well positioned to serve clients during the financial crisis Loans: $13.3bn 1Q21 Loan Yield: 3.39% Loans / Deposits 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 76% 80% 69% 66% Year Ended December 31, Balanced Loan Portfolio (as of 3/31/21) Steady Loan Growth ($bn) Note: Financial data as of 31 - Mar - 2021 ▪ Largest Hawaii - based lender ▪ Balanced Portfolio ▪ 56% Commercial, 44% Consumer ▪ 83% Hawaii/Guam/Saipan, 17% Mainland ▪ Commercial ▪ Hawaii’s leading commercial bank with most experienced lending team. ▪ Average commercial loan officer experience > 25 years ▪ 70% Hawaii/Guam/Saipan, 30% Mainland ▪ $951mm Shared National Credit portfolio ▪ Participating in SNC lending for over 20 years ▪ 32% Hawaii - based, 68% Mainland ▪ Leading SBA lender Hawaii ▪ SBA Lender of the Year (Category 1) 2017, 2018, 2019 ▪ Leveraged SBA experience to quickly launch PPP (Phase 1) program and process over 6,000 loans for approximately $ 940 mm in principal balances ▪ Consumer ▪ Primarily a Prime and Super Prime lender ▪ ~90% of portfolio collateralized ▪ Financing consumer auto loans for over 40 years C&I $3,121 mm 23% CRE $3,396 mm 25% Construction $739 mm 6% Leasing $238 mm 2% Residential $3,716 mm 28% Home Equity $806 mm 6% Consumer Auto $874 mm 7% Credit Card $277 mm 2% Other Consumer $133 mm 1% Loan Portfolio Highlights (as of 3/31/21)

46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% 47.6% 49.8% 55.5% 61.9% 62.0% 63.4% 62.0% 61.1% 59.2% 58.0% 56.1% 55.7% 56.3% 56.5% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.04% 1.87% 1.78% 1.74% 1.74% 1.71% 1.72% 1.77% 1.81% 1.68% 1.70% 3.00% 2.90% 2.87% 2.72% 2.65% 2.54% 2.49% 2.43% 2.38% 2.22% 2.08% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 DEMONSTRATED HISTORY OF DISCIPLINED EXPENSE MANAGEMENT 19 Source: Public filings and S&P Global Market Intelligence, as of 14 - May - 2021 Note: Financial data as of 31 - Mar - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020; excludes merger targets. (1) FHB measures shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcil iations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) Core efficiency ratio is a non - GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest exp ense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendi x. Year Ended December 31, Year Ended December 31, Noninterest Expense / Average Assets (1) Well Managed Core Noninterest Expense ($mm) (1),(2) Efficiency Ratio (1),(2) • Maintained expense discipline during pandemic • 2020 core expenses flat to 2019 core expenses • In Q3 2020 announced permanent closure of four branches • 2021 expense outlook: 2020 expenses + ~7% • Inflation and contractual related increases • Normalization of customer activity levels • Investments in technology $ 312 $ 301 $ 296 $ 304 $ 327 $ 331 $ 342 $ 359 $ 368 $ 368 $ 96 46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% 47.6% 49.8% 55.5% '11 '12 '13 '14 '15 '16 '17 '18 19 '20 1Q21 Core Noninterest Expense Core Efficiency Ratio CAGR: 1.9% Year Ended December 31,

ASSET QUALITY CONTINUED IMPROVEMENT IN AQ SINCE Q2 2020 20 • 30 - 89 past due comprised of accruing and non - accruing loans Note: TLL - Total Loans and Leases • 90 past due comprised of accruing loans

ALLOWANCE FOR CREDIT LOSS NO PROVISION IN Q1 2021 No provision recorded in Q1 as the economic outlook remained stable and the composition of the portfolio risk was relatively unchanged. Q1 ACL decreased by $8.1 million to $200.4 million. The reserve for unfunded commitments increased by $3.5 million to $34.1 million. Q1 ACL / Total Loans and Leases is 1.51% of all loans and 1.65% net of PPP loans. Asset Rollforward of the Allowance for Credit Losses 21 ($ in 000’s) C&I CRE Const Lease Mortgage Home Equity Consumer Total 12/31/2020 ACL 24,711 58,123 10,039 3,298 40,461 7,163 64,659 208,454 Charge-offs -963 -66 - - -98 - -6,541 -7,668 Recoveries 215 3 166 - 17 24 2,655 3,080 Provision 3,359 -6,369 347 -101 -1,909 -519 1,692 -3,500 3/31/2021 ACL 27,322 51,691 10,552 3,197 38,471 6,668 62,465 200,366 % of Total ACL 13.6% 25.8% 5.3% 1.6% 19.2% 3.3% 31.2% 100.0% Total Loan Balance 3,121,436 3,396,233 739,271 238,148 3,715,676 805,746 1,283,779 13,300,289 ACL/Total LL (w/ PPP) 0.88% 1.52% 1.43% 1.34% 1.04% 0.83% 4.87% 1.51% ACL/Total LL (no PPP) 1.39% 1.52% 1.43% 1.34% 1.04% 0.83% 4.87% 1.65%

As of 3/31/2021 ($ mm) Risk Rating C&I CRE Const. Lease Total Pass 2,828,177 91% 3,169,677 93% 674,491 91% 227,988 95% 6,900,333 92% Special Mention 123,093 4% 173,144 5% 14,814 2% 3,851 2% 314,902 4% Substandard 85,179 3% 52,923 2% 2,014 0% 6,309 3% 146,425 2% Doubtful - - - - - - - - - - Other 84,987 2% 489 - 47,952 7% - - 133,428 2% Total 3,121,436 100% 3,396,233 100% 739,271 100% 238,148 100% 7,495,088 100% COMMERCIAL RISK RATING COMPOSITION BY LOAN TYPE 22

DEFERRALS AND MODIFICATIONS REPERFORMANCE RATES REMAIN STRONG As of 3/31/21 ($ mm) COVID Deferrals & Mods 1 Returned to Pay ($ mm) Original Deferrals ($ mm) Subsequent Deferrals & Mods ($ mm) Delinquent ($ mm) Commercial and Industrial 654 651 - - 3 Commercial Real Estate 1,137 1,124 - 11 2 Construction 54 53 - - 1 Lease Financing 11 3 - 7 - Sub - Total Commercial 1,856 1,832 - 18 6 Residential Mortgage 593 529 11 42 12 Consumer 229 212 - 10 7 Sub - Total Consumer 822 740 11 51 19 Grand Total 2,678 2,572 11 70 25 23 • 97% of COVID deferrals and modifications have ended, with 96% returning to contractual payments and just under 1% of those are delinquent Note: Totals may not sum due to rounding 1 All loans classified under Covid - related programs

HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE 24 Source: SNL Financial and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. D ep osit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 4Q20 cost o f deposits based on publicly available company reported information. (3) Includes all U.S. bank holding companies excluding Hawaii - based banks. Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta ( ¹ ) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Hawaii Banks² U.S. Banks³ Fed Funds 22bps Current Funding Advantage 3.32% 2.01% 5.25% 131 bps Funding Advantage 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 0.09% 0.32% 0.10%

GAAP TO NON-GAAP RECONCILIATIONS

First Hawaiian, Inc.

We present net interest income, noninterest income, noninterest expense, efficiency ratio, net income, pre-tax, pre-provision earnings, basic and diluted earnings per share and the related ratios described below, on an adjusted, or "core," basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.

Core efficiency ratio, core return on average total assets and core return on average total stockholders' equity are non-GAAP financial measures. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders' equity as the ratio of core net income to average total stockholders' equity.

Return on average tangible stockholders' equity, core return on average tangible stockholders' equity, return on average tangible assets, core return on average tangible assets and tangible stockholders' equity to tangible assets and tangible book value per share are non-GAAP financial measures. We compute our return on average tangible stockholders' equity as the ratio of net income to average tangible stockholders' equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders' equity. We compute our core return on average tangible stockholders' equity as the ratio of core net income to average tangible stockholders' equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders' equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our average tangible stockholders' equity to average tangible assets as the ratio of average tangible stockholders' equity to average tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We compute our tangible book value per share as the ratio of tangible stockholders' equity to outstanding shares. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP.

The following tables provide a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

25

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended March 31, 2021	December 31, 2020	March 31, 2020
Income Statement Data:			
Net income	$ 57,693	$ 61,739	$ 38,865
Core net income	$ 57,693	$ 65,288	$ 38,803
Average total stockholders' equity	$ 2,727,701	$ 2,732,271	$ 2,660,811
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders' equity	$ 1,732,209	$ 1,736,779	$ 1,665,319
Average total assets	$ 22,944,699	$ 22,468,040	$ 20,313,304
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$ 21,949,207	$ 21,472,548	$ 19,317,812
Return on average total stockholders' equity[1]	8.58 %	8.99 %	5.87 %
Core return on average total stockholders' equity (non-GAAP)[1]	8.58 %	9.51 %	5.87 %
Return on average tangible stockholders' equity (non-GAAP)[1]	13.51 %	14.14 %	9.39 %
Core return on average tangible stockholders' equity (non-GAAP)[1]	13.51 %	14.95 %	9.37 %
Return on average total assets[1]	1.02 %	1.09 %	0.77 %
Core return on average total assets (non-GAAP)[1]	1.02 %	1.16 %	0.77 %
Return on average tangible assets (non-GAAP)[1]	1.07 %	1.14 %	0.81 %
Core return on average tangible assets (non-GAAP)[1]	1.07 %	1.21 %	0.81 %

[1] Annualized for the three months ended March 31, 2021, December 31, 2020 and March 31, 2020.

	As of March 31, 2021	As of December 31, 2020	As of March 31, 2020
Balance Sheet Data:			
Total stockholders' equity	$ 2,683,630	$ 2,744,104	$ 2,664,685
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$ 1,688,138	$ 1,748,612	$ 1,669,193
Total assets	$ 23,497,596	$ 22,662,831	$ 20,755,891
Less: goodwill	995,492	995,492	995,492
Tangible assets	$ 22,502,104	$ 21,667,339	$ 19,760,399
Shares outstanding	129,749,890	129,912,272	129,827,968
Total stockholders' equity to total assets	11.42 %	12.11 %	12.84 %
Tangible stockholders' equity to tangible assets (non-GAAP)	7.50 %	8.07 %	8.45 %
Book value per share	$ 20.68	$ 21.12	$ 20.52
Tangible book value per share (non-GAAP)	$ 13.01	$ 13.46	$ 12.86

26

GAAP TO NON - GAAP RECONCILIATION 27 1) Costs associated with the sale of stock for the three months ended December 31, 2020 and 2019 related to changes in the valua tio n of the funding swap entered into with the buyer of our Visa Class B restricted sales in 2016. 2) Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period (dollars in thousands, except per share amounts)                     Net interest income $ 129,158 $ 135,227 $ 138,683 Core net interest income (non-GAAP) $ 129,158 $ 135,227 $ 138,683 Noninterest income $ 43,868 $ 53,598 $ 49,228 Losses (gains) on sale of securities — 12 (85) Costs associated with the sale of stock (1) — 4,828 — Core noninterest income (non-GAAP) $ 43,868 $ 58,438 $ 49,143 Noninterest expense $ 96,306 $ 88,127 $ 96,466 Core noninterest expense (non-GAAP) $ 96,306 $ 88,127 $ 96,466 Net income $ 57,693 $ 61,739 $ 38,865 Losses (gains) on sale of securities — 12 (85) Costs associated with the sale of stock (1) — 4,828 — Tax adjustments (2) — (1,291) 23 Total core adjustments — 3,549 (62) Core net income (non-GAAP) $ 57,693 $ 65,288 $ 38,803 Basic earnings per share $ 0.44 $ 0.48 $ 0.30 Diluted earnings per share $ 0.44 $ 0.47 $ 0.30 Efficiency ratio 55.53% 46.59% 51.33 % Core basic earnings per share (non-GAAP) $ 0.44 $ 0.50 $ 0.30 Core diluted earnings per share (non-GAAP) $ 0.44 $ 0.50 $ 0.30 Core efficiency ratio (non-GAAP) 55.53% 45.43% 51.35% 2021 2020 2020 For the Three Months Ended March 31,  December 31,  March 31,

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	As of and for the Twelve Months Ended December 31,									
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Net Income	$185.8	$ 284.4	$ 264.4	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Basic EPS	$1.43	$2.14	$1.93	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Diluted EPS	$1.43	$2.13	$1.93	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Core Net Income	**$189.4**	**$291.8**	**$286.7**	**$230.4**	**$217.1**	**$196.3**	**$201.6**	**$205.0**	**$196.7**	**$198.0**
Average Total Stockholders' Equity	$2,698.9	$ 2,609.4	$ 2,457.8	$ 2,538.3	$2,568.2	$2,735.8	$2,698.4	$2,667.4	$2,664.2	$2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$1,703.4**	**$ 1,613.9**	**$ 1,462.3**	**$ 1,542.8**	**$1,572.7**	**$1,740.3**	**$1,702.9**	**$1,672.0**	**$1,668.7**	**$1,645.1**
Total Stockholders' Equity	2,744.1	2,640.3	2,524.8	2,532.6	2,476.5	2,736.9	2,675.0	2,651.1	2,654.2	2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$1,748.6**	**$ 1,644.8**	**$ 1,529.3**	**$ 1,537.1**	**$1,481.0**	**$1,741.4**	**$1,679.5**	**$1,655.6**	**$1,658.7**	**$1,681.9**
Average Total Assets	21,869.1	20,325.7	20,247.1	19,942.8	19,334.7	18,785.7	17,493.2	16,653.6	16,085.7	15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$20,873.6**	**$ 19,330.2**	**$ 19,251.6**	**$ 18,947.3**	**$18,339.2**	**$17,790.2**	**$16,497.7**	**$15,658.1**	**$15,090.2**	**$14,251.3**
Total Assets	22,662.8	20,166.7	20,695.7	20,549.5	19,661.8	19,352.7	18,133.7	17,118.8	16,646.7	15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$21,667.3**	**$ 19,171.2**	**$ 19,700.2**	**$ 19,554.0**	**$18,666.3**	**$18,357.2**	**$17,138.2**	**$16,123.3**	**$15,651.2**	**$14,843.9**
Return on Average Total Stockholders' Equity	6.88%	10.90%	10.76%	7.24%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Core Return on Average Total Stockholder's Equity (non-GAAP)	**7.02%**	**11.18%**	**11.67%**	**9.08%**	**8.45%**	**7.18%**	**7.47%**	**7.68%**	**7.38%**	**7.50%**
Return on Average Tangible Stockholders' Equity (non-GAAP)	**10.91%**	**17.62%**	**18.08%**	**11.91%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Core Return on Average Tangible Stockholder's Equity (non-GAAP)	**11.12%**	**18.08%**	**19.61%**	**14.93%**	**13.80%**	**11.28%**	**11.84%**	**12.26%**	**11.79%**	**12.04%**
Return on Average Total Assets	0.85%	1.40%	1.31%	0.92%	1.19%	1.14%	1.24%	1.29%	1.31%	1.31%
Core Return on Average Total Assets (non-GAAP)	**0.87%**	**1.44%**	**1.42%**	**1.16%**	**1.12%**	**1.05%**	**1.15%**	**1.23%**	**1.22%**	**1.30%**
Return on Average Tangible Assets (non-GAAP)	**0.89%**	**1.47%**	**1.37%**	**0.97%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**
Core Return on Average Tangible Assets (non-GAAP)	**0.91%**	**1.51%**	**1.49%**	**1.22%**	**1.18%**	**1.10%**	**1.22%**	**1.31%**	**1.30%**	**1.39%**

Note: Totals may not sum due to rounding.

28

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions)	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
	For the Fiscal Year Ended December 31,									
Net Interest Income	$ 535.7	$ 573.4	$ 566.3	$ 528.8	$ 491.7	$ 461.3	$ 443.8	$ 439.0	$ 447.5	$ 470.0
Accounting Change (ASC 310 Adjustment)	–	–	–	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	–	–	–	(3.1)	–	–	–
Early Loan Termination[1]	–	–	–	–	–	(4.8)	–	–	–	–
Core Net Interest Income (Non-GAAP)	**$ 535.7**	**$ 573.4**	**$ 566.3**	**$ 528.8**	**$ 491.7**	**$ 456.5**	**$ 440.7**	**$ 434.7**	**$ 447.5**	**$ 470.0**
Noninterest Income[2]	$ 197.4	$ 192.5	$ 179.0	$ 205.6	$ 226.0	$ 219.1	$ 216.0	$ 214.4	$ 219.1	$ 200.2
OTTI Losses on Available-For-Sale Securities	–	–	24.1	–	–	–	–	–	–	–
Loss (Gain) on Sale of Securities	0.1	2.7	–	–	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Costs (Gain) associated with the Sale of Stock (Visa/MasterCard)[3]	4.8	4.5	–	–	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Bank Properties	–	–	–	(6.9)	–	(3.4)	–	(0.4)	(6.4)	–
Other Adjustments[1][4]	–	–	–	–	–	(7.5)	–	–	–	(0.9)
Core Noninterest Income (Non-GAAP)	**$ 202.3**	**$ 199.7**	**$ 203.1**	**$ 198.7**	**$ 198.8**	**$ 195.9**	**$ 195.1**	**$ 202.7**	**$ 196.0**	**$ 197.6**
Noninterest Expense[2]	$ 367.7	$ 370.4	$ 365.0	$ 347.6	$ 337.3	$ 327.3	$ 304.4	$ 296.7	$ 301.9	$ 311.7
Loss on Litigation Settlement	–	–	(4.1)	–	–	–	–	–	–	–
Non-Recurring Items[5]	–	(2.8)	(2.3)	(5.5)	(6.2)	–	–	(0.7)	(0.7)	–
Core Noninterest Expense (Non-GAAP)	**$ 367.7**	**$ 367.6**	**$ 358.6**	**$ 342.1**	**$ 331.1**	**$ 327.3**	**$ 304.4**	**$ 296.0**	**$ 301.2**	**$ 311.7**
Income Before Provision for Income Taxes	$ 243.7	$ 381.7	$ 358.2	$ 368.4	$ 371.8	$ 343.2	$ 344.2	$ 344.5	$ 329.8	$ 316.4
Provision For Credit Losses	121.7	13.8	22.2	18.5	8.6	9.9	11.1	12.2	34.9	42.1
Pre-Tax Core Adjustments	4.9	10.0	30.5	(1.4)	(21.1	(28.0)	(23.9)	(15.3)	(22.4)	(2.6)
Core Pre-Tax, Pre-Provision Earnings (Non-GAAP)	**$ 370.3**	**$ 405.5**	**$ 410.8**	**$ 385.4**	**$ 359.3**	**$ 325.1**	**$ 331.5**	**$ 341.4**	**$ 342.3**	**$ 355.9**

Note: Totals may not sum due to rounding.

(1) Adjustments that are not material to our financial results have not been presented for certain periods.

(2) Noninterest income and expenses prior to 2017 have been revised from the amounts previously reported to reflect the reclassifications described in the footnote to Table 1 of the fourth quarter 2017 earnings release.

(3) Costs associated with the sale of stock for the years ended December 31, 2020 and 2019 related to changes in the valuation of the funding swap entered into with the buyer of our Visa Class B restricted sales in 2016. Gains associated with the sale of stock for the years ended December 31, 2013 through December 31, 2016 related to the sale of MasterCard stock.

(4) Other adjustments include a one-time MasterCard signing bonus and a recovery of an investment that was previously written down.

(5) One-time items for the year ended December 31, 2019 included a nonrecurring payment to a former executive of the Company pursuant to the Bank's Executive Change-in-Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 2016. One-time items for the year ended December 31, 2018 included public company transition-related costs, the loss on our funding swap as a result of a 2018 decrease in the conversion rate of the aforementioned Visa Class B restricted shares and nonrecurring offering costs. One-time items for the year-ended December 31, 2017 included salaries and benefits stemming from the Tax Act, nonrecurring offering costs and public company transition-related costs. One-time items for the year-ended December 31, 2016 included public company transition-related costs and nonrecurring offering costs.

29

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	For the Fiscal Year Ended December 31,									
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Net Income	$ 185.8	$ 284.4	$ 264.4	$ 183.7	$ 230.2	$ 213.8	$ 216.7	$ 214.5	$ 211.1	$ 199.7
Accounting Change (ASC 310 Adjustment)	–	–	–	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	–	–	–	(3.1)	–	–	–
Early Loan Termination[1]	–	–	–	–	–	(4.8)	–	–	–	–
OTTI Losses on Available-For-Sale Debt Securities	–	–	24.1	–	–	–	–	–	–	–
Loss (Gain) on Sale of Securities	0.1	2.7	–	–	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Costs (Gain) associated with the Sale of Stock (Visa/MasterCard)[2]	4.8	4.5	–	–	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Real Estate	–	–	–	(6.9)	–	(3.4)	–	(0.4)	(6.4)	–
Loss on Litigation Settlement	–	–	4.1	–	–	–	–	–	–	–
Other Adjustments[1][3]	–	–	–	–	–	(7.5)	–	–	–	(0.9)
Non-Recurring Items[4]	–	2.8	2.3	5.5	6.2	–	–	0.7	0.7	–
Pre-Tax Core Adjustments	4.9	10.0	30.5	(1.4)	(21.1)	(28.0)	(23.9)	(15.3)	(22.4)	(2.6)
Tax Reform Bill	–	–	–	47.6	–	–	–	–	–	–
Tax Adjustments[5]	(1.3)	(2.6)	(8.2)	0.6	8.0	10.6	8.9	5.8	8.1	1.0
Total Core Adjustments	3.6	7.4	22.3	46.7	(13.1)	(17.5)	(15.0)	(9.5)	(14.3)	(1.7)
Core Net Income (Non-GAAP)	**$ 189.4**	**$ 291.8**	**$ 286.7**	**$ 230.4**	**$ 217.1**	**$ 196.3**	**$ 201.6**	**$ 205.0**	**$ 196.7**	**$ 198.0**
Core Basic EPS (Non-GAAP)	**$ 1.46**	**$ 2.14**	**$ 2.09**	**$ 1.65**	**$ 1.56**	**$ 1.41**	**$ 1.45**	**$ 1.47**	**$ 1.57**	**$ 1.79**
Core Diluted EPS (Non-GAAP)	**$ 1.45**	**$ 2.13**	**$ 2.09**	**$ 1.65**	**$ 1.56**	**$ 1.41**	**$ 1.45**	**$ 1.47**	**$ 1.57**	**$ 1.79**

Note: Totals may not sum due to rounding.

(1) Adjustments that are not material to our financial results have not been presented for certain periods.

(2) Costs associated with the sale of stock for the years ended December 31, 2020 and 2019 related to changes in the valuation of the funding swap entered into with the buyer of our Visa Class B restricted sales in 2016. Gains associated with the sale of stock for the years ended December 31, 2013 through December 31, 2016 related to the sale of MasterCard stock.

(3) Other adjustments include a one-time MasterCard signing bonus and a recovery of an investment that was previously written down.

(4) One-time items for the year ended December 31, 2019 included a nonrecurring payment to a former executive of the Company pursuant to the Bank's Executive Change-in-Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 2016. One-time items for the year ended December 31, 2018 included public company transition-related costs, the loss on our funding swap as a result of a 2018 decrease in the conversion rate of the aforementioned Visa Class B restricted shares and nonrecurring offering costs. One-time items for the year-ended December 31, 2017 included salaries and benefits stemming from the Tax Act, nonrecurring offering costs and public company transition-related costs. One-time items for the year-ended December 31, 2016 included public company transition-related costs and nonrecurring offering costs.

(5) Represents the adjustments to net income, tax effected at the Company's effective tax rate, exclusive of one-time tax reform bill expense, for the respective period.

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